SECURITY AGREEMENT

FOR THE MEMBER UNITS OF PATHUX

The Parties to this Security Agreement are the Members of Path UX, LLC with a business address 1201 North Orange Street Suite 600 Wilmington, DE 19801 and for legal notices Attention Christian Schine 208 Bayberry Lane, Westport CT, 06880 (SELLER/SECURED PARTY) and Beyond Commerce, Inc., with a business address 3773 Howard Hughes Parkway, Suite 500 Las Vegas, Nevada 89169 attention Geordan Pursglove (BUYER/DEBTOR), collectively known as "the Parties."

The Parties hereby enter into this Security Agreement with the Effective Date being as of May 31, 2019.

1. **Member Unit Purchase Agreement.** The Parties entered into a Member Unit Purchase Agreement on May 31, 2019 (" the MUPA") and said MUPA is hereby integrated by reference and shall be binding for all terms conditions that relate directly and indirectly to this Security Agreement. The MUPA is attached to this Security Agreement as Exhibit A.

2. **Secured Collateral.** The secured collateral "Collateral" is defined as all member units of Path UX, LLC. ("PATHUX").

3. **Timing of Security Agreement.** This Security Agreement shall only become operative upon a Default, which has not been timely cured as set forth in the MUPA and Subordinated Convertible Promissory Note ("Note") after SELLER/SECURED PARTY has provided BUYER/DEBTOR with a written notice of Default.

4.

5. **Promise To Pay.** BUYER/DEBTOR hereby grants to SELLER/SECURED PARTY a security interest in the Collateral until such time as all BUYER/DEBTOR obligations as set forth in the MUPA are fulfilled in accordance with the MUPA and this Security Agreement, including payment of all installment payments for the purchase of the Membership Units as set forth in the Note. This Security Agreement secures all BUYER/DEBTOR's payment of all debt owed as set forth in the Note and performance of all other BUYER/DEBTOR obligations under this Security Agreement including all costs and expenses that may be incurred by SELLER/SECURED PARTY in the collection of the debt also known as the installment payments set forth in the Note..

6. **BUYER/DEBTOR Representations, Warrants & Covenants.** BUYER/DEBTOR represents, warrants and covenants to SELLER/SECURED PARTY as follows:

   a. The Collateral s free from all encumbrances and rights of setoff of any kind except the lien in favor of BUYER/DEBTOR's senior financing source; and

- **b.** Except as herein provided, BUYER/DEBTOR shall not hereafter without SELLER/SECURED PARTY's prior written consent offer, sell or otherwise dispose or attempt to dispose of any of the Collateral; and
- **c.** BUYER/DEBTOR shall not hereafter without SELLER/SECURED PARTY's prior written consent sell or otherwise dispose of any of the assets of the Target; and
- **d.** Except with respect to the senior financing of BUYER/DEBTOR, BUYER/DEBTOR shall defend the Collateral against all claims and demands of any other persons at any time claiming the same or any interest therein; and
- **e.** BUYER/DEBTOR has the full power and authority to enter into and perform this Security Agreement according to the terms hereof; and
- **f.** Except with respect to the senior financing of BUYER/DEBTOR, BUYER/DEBTOR warrants that no other financing statement, including any of the Collateral or any proceeds therefrom, is on file at any public office; and
- **g.** BUYER/DEBTOR has obtained all necessary approvals, licenses, permits and/or other authorizations required by any government or other organization in order to execute, perform, and enforce this Agreement, that all such authorizations are in effect and that will continue to obtain any such authorizations that may become required hereafter where applicable; and
- **h.** BUYER/DEBTOR shall reimburse SELLER/SECURED PARTY for all reasonable out-of-pocket expenses SELLER/SECURED PARTY incurs in enforcing this Security Agreement including but not limited to reasonable attorney fees and court costs. Additionally, BUYER/DEBTOR will pay any stamp or other similar duties and taxes to which this Security Agreement is subject; and
- **i.** BUYER/DEBTOR shall obtain, make, execute and deliver all such additional and further acts, things , deeds, assurances, and instruments as the SELLER/SECURED PARTY may require to vest and assure to SELLER/SECURED party its rights hereunder , including its rights in the Collateral and the proceeds thereof.
- **j.** BUYER/DEBTOR shall do all such things as SELLER/SECURED PARTY at any time or from time to time may reasonably request to establish and maintain a perfected security interest in the Collateral.
- **k.** BUYER/DEBTOR shall be financially responsible for any improvements required to maintain the value of the Collateral and where applicable advise SELLER/SECURED Party to the extent this paragraph is applicable given the majority of the assets that make up the Collateral relate more to technology than physical assets, such that BUYER/DEBTOR is responsible for insuring the Collateral's material value does not decline in value , whether or not covered by insurance and the amount of such loss or depreciation; and
- **l.** BUYER/DEBTOR shall only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations.
- **m.** Subject to Sub-Section (c) above, BUYER/DEBTOR shall agree that the Target's assets shall remains in the primary operational management and control of the

Target under the terms and conditions of the MUPA until this Security Agreement ends or other time mutually agreed to by both Parties in writing.

7. **Further Assurances.** BUYER/DEBTOR hereby irrevocably authorizes SELLER/SECURED PARTY at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto identifying the Collateral and any other required information. Upon request, BUYER/DEBTOR agrees to promptly join with SELLER/SECURED PARTY in executing one or more financing statements required in perfecting the security interest and to pay the costs of filing any financing statements. BUYER/DEBTOR agrees to furnish any such information to SELLER/SECURED PARTY promptly upon request. BUYER/DEBTOR also ratifies its authorization for SELLER/PARTY to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof if applicable.

8. **Events of Default** In the event of default, SELLER/SECURED PARTY may choose to proceed directly against BUYER/DEBTOR and is not required to rely on the Collateral for repayment. In addition to any other events of default specified herein, the following events will constitute a default:

   a. BUYER/DEBTOR's failure to pay any amount owed in full when due;
   b. BUYER/DEBTOR's failure to cure a breach of this Agreement or the MUPA on or before thirty (30) days after SELLER/SECURED PARTY gives BUYER/DEBTOR written notice thereof;
   c. Any material misrepresentation or inaccuracy by BUYER/DEBTOR of a fact or promise made in this Agreement or the MUPA or any statement, document or certification delivered to SELLER/SECURED PARTY in accordance herewith;
   d. An unusual material loss, theft, damage or destruction to any of the Collateral (for physical Collateral only where applicable), or the entry of any judgement against BUYER/DEBTOR or the making of any levy, seizure, or attachment of or on the Collateral;
   e. Any withdrawal, revocation, expiration, or termination of a necessary authorization required by any government or other organization in order to execute, perform and enforce this Agreement;
   f. BUYER/DEBTOR's filing any voluntary or involuntary petition for relief under the United States Bankruptcy Code; and
   g. The death or dissolution of either Party.

9. **Remedies.** Should BUYER/DEBTOR default under or otherwise breach this Agreement and or the MUPA and not cure said default or breach on or before the 30 days after SELLER/SECURED PARTY gives BUYER/DEBTOR written notice thereof, by personal delivery or certified mailing, ALL PRINCIPAL REMAINING UNPAID AND INTEREST ACCRUING THEREON WILL AT THE OPTION OF SELLER/SECURED PARTY, BECOME IMMEDIATELY DUE AND PAYABLE TO SELLER SECURED/PARTY. The date of notice will be the date of delivery or the date of mailing. In addition, SELLER/SECURED PARTY will have, in addition to any

remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the Uniform Commercial Code. The SELLER/SECURED PARTY's remedies include, but are not limited to, to the extent permitted by law, the right to (a) peaceably by its own means or with judicial assistance enter the BUYER/DEBTOR's premise and take possession of the Collateral noting that the majority of the Collateral is to be software and related technology services and management under SELLER/SECURED PARTY's ongoing control under a consulting contract as part of the MUPA, without prior notice to BUYER/DEBTOR or the opportunity for a hearing, (b) render the Collateral usable, (c) dispose of the Collateral on the BUYER/DEBTOR premises and (d) require BUYER/DEBTOR to assemble the Collateral and make it available to SELLER/SECURED PARTY at a place designated by SELLER/SECURED PARTY where applicable. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, SELLER/SECURED PARTY will give BUYER/DEBTOR reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to BUYER/DEBTOR at least five (5) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include SELLER/SECURED PARTY's reasonably attorney's fees and legal expenses incurred or expended by SELLER/SECURED PARTY to enforce any payment due it under this Security Agreement and the MUPA either as against BUYER/DEBTOR, or in the prosecution or sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include SELLER/SECURED PARTY's reasonable attorney's fees and legal expenses, incurred or expended by SELLER/SECURED PARTY to enforce any payment due it under this Agreement either as against BUYER/DEBTOR, or in the prosecution or defense of any action or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. BUYER/DEBTOR waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

10. **Notice Addresses.** Notices will be in writing and delivered in person, sent by facsimile, or sent by reputable overnight delivery service to each Party's respective address stated herein or to any place or in any other manner as may be designated from time to time in writing by the Parties.

11. **No Waiver.** No delay or failure in giving notice of a default or breach will constitute a waiver of the right of SELLER/SECURED PARTY to exercise its right of acceleration or any other right SELLER/SECURED PARTY may have hereunder in the event of a subsequent or continuing default or breach.

12. **Attorney Fees & Court Costs.** In the event of a default or breach under this Agreement, Debtor promises to pay SELLER/SECURED all collection and or litigation costs incurred, including reasonable attorney fees and court costs, whether or not a judgement is received and whether or not a lawsuit is filed.

13. **Taxes.** BUYER/DEBTOR agrees to promptly pay all taxes and assessment imposed upon the Collateral, whether directly or for its use or operation.

14. **Expenses.** SELLER/SECURED PARTY may choose to, but is not required to, discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral and pay for the maintenance, appraisal or reappraisal and preservation of the Collateral, as determined by SELLER/SECURED PARTY to be necessary. BUYER/DEBTOR will reimburse SELLER/SECURED PARTY on demand for any payment so made or any expense incurred by SELLER/SECURED PARTY pursuant to this paragraph and the Collateral also will secure any advances or payments so made or expenses so incurred by SELLER/SECURED PARTY.

15. **General Provisions.**

   a. Governing Law. The Parties agree that the laws of the State of Delaware and jurisdiction and venue in Wilmington, Delaware will govern this Agreement without regard to its conflict-of-law provisions.

   b. Successors and Assigns. SELLER/SECURED PARTY may transfer this Agreement to another holder without notice to BUYER/DEBTOR, however BUYER/DEBTOR will not be liable to any assignee for any amounts greater than it would be otherwise be liable for under this Security Agreement and the MUPA. BUYER/DEBTOR agrees to remain bound under the terms of this Security Agreement to any subsequent holder of this Security Agreement. BUYER/DEBTOR covenants and warrants not to assign its rights or obligations under this Security Agreement without SELLER/SECURED PARTY's prior written consent. Each BUYER/DEBTOR identified in this Agreement will be jointly and severally liable for the repayment of the debt described herein and the terms of this Security Agreement will be equally binding upon and will inure to the benefit of the Parties and their heirs, executors, administrators, successors and permitted assigns.

   c. Entire Agreement. This Security Agreement in conjunction with the MUPA, Promissory Note and support documents constitutes the entire agreement of the Parties and supersedes any and all other prior and contemporaneous agreements and understandings, both written and oral, between the Parties.

   d. Amendment. No Amendment, modification, determination, or waiver of any provision of this Agreement will be effective unless it is in writing and signed by both BUYER/DEBTOR and SELLER/SECURED PARTY.

   e. Time of Essence. Time is of the essence concerning all provisions contained in this Agreement.

   f. Waivers. BUYER/DEBTOR hereby waives presentment for payment, demand, protest and notice of dishonor and protest, and all other demands and notices in connection with the delivery, acceptance, performance or other enforcement of this Security Agreement.

   g. No Implied Waiver, Cumulative Remedies. SELLER/SECURED PARTY's failure to exercise any right or remedy provided in this Agreement will not be

construed as a waiver of any future exercise of that right or exercise of any other right or remedy to which SELLER/SECURED PARTY may be entitled. No delay or omission on the part of SELLER/SECURED PARTY in exercising any right hereunder will operate as a waiver of any other right under this Agreement. No right conferred upon SELLER/SECURED PARTY by this Agreement will be exclusive of any other right referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all remedies will be cumulative and not in the alternative.

h. Severability. If any provision of this Security Agreement is held by a court of law to be illegal, invalid, or unenforceable, then that provision will be deemed amended to achieve as nearly as possible the same economic effect as the original provision, and the legality, validity and enforceability of the remaining provisions of this Security Agreement will not be affected or impaired thereby.

i. Headings. The headings used in this Security Agreement are provided for convenience only and will not be used in construing the meaning or intent of the corresponding provisions.

j. Counterparts. This Security Agreement may be executed in any number of counterparts, including by facsimile transmission or by e-mail delivery each of which when executed and delivered will constitute an original of this Agreement but all the counterparts will together constitute the same agreement. No counterpart will be effective until each Party has executed at least one counterpart.

IN WITNESS WHEREOF, the Parties, duly authorized and intending to be legally bound, execute and deliver these terms and conditions set forth herein as of the day and year first above written.

BUYER/DEBTOR

[redacted]

Geordan Pursglove, CEO

SELLER/SECURED PARTY

[redacted]

Christian Schine, CEO

EXHIBIT A – MEMBER UNIT PURCHASE AGREEMENT ATTACHED

EXHIBIT B – PROMISSORY NOTE